INCENTIVE STOCK OPTION AWARD
                    PURSUANT TO THE NBOG BANCORPORATION, INC.
                            2003 STOCK INCENTIVE PLAN

     THIS AWARD is made as of the Grant Date by NBOG BANCORPORATION, INC.(the "Company") to _________________ (the "Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the "Option"), as described below, to purchase the Option Shares.

     A.   Grant  Date:  _____________.

     B.   Type  of  Option:  Incentive  Stock  Option.

     C. Plan under which granted: NBOG Bancorporation, Inc. 2003 Stock Incentive Plan.

     D. Option Shares: All or any part of shares of the Company's no par value common stock (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

     E. Exercise Price: $_____ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

     F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date (unless the Optionee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); (b) three (3) months following the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) for any reason other than death, Disability or termination with Cause; (c) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) due to death or Disability; or (d) the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) due to a termination with Cause; provided, however, that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

     G. Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto.

     IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                                          NBOG  BANCORPORATION,  INC.

                                          By:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                              TERMS AND CONDITIONS
                                     TO THE
                          INCENTIVE STOCK OPTION AWARD
                    PURSUANT TO THE NBOG BANCORPORATION, INC.
                            2003 STOCK INCENTIVE PLAN


     1.     Exercise of Option.  Subject to the provisions provided herein or in
            ------------------
the  Award  made  pursuant to the NBOG Bancorporation, Inc. 2003 Stock Incentive
Plan:

          (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty
     (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

          (b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 3.

          (c) Notwithstanding any other provision of this Agreement, in the event that the capital of the Company or the Bank falls below the minimum requirements determined by the primary federal regulator of the Company (the "Regulator"), the Regulator may direct the Company to require the Optionee to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Company will notify the Optionee within forty-five (45) days from the date the Regulator notifies the Company in writing that the Optionee must exercise, or otherwise forfeit, the Option in whole or in part. If the Optionee does not exercise the Option in accordance with the Company's direction within twenty-one (21) days of the Company's notification to the Optionee, the Committee may provide for the cancellation of the Option.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, any withholding taxes, the Company shall cause to be issued a certificate representing the Option Shares purchased.

     2.     Withholding.  To  the  extent  the  Option  is  deemed  to  be  a
            -----------
Nonqualified Stock Option in accordance with Section 18 hereof, the Optionee must satisfy his federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash; (ii) by tendering shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of exercise having a Fair Market Value (as defined in the Plan) equal to the withholding obligation; (iii) by electing, irrevocably and in writing in substantially the form of Exhibit 2 (the "Withholding Election"), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value (as defined in the Plan) of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of minimum required withholding tax obligations; or (iv) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

          (a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and

          (b) any Withholding Election will be irrevocable; however, the Committee (as defined in the Plan) may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     3.     Purchase Price.  Payment of the Purchase Price for all Option Shares
            --------------
purchased pursuant to the exercise of an Option shall be made in cash or certified check or, if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

     4.     Rights  as Shareholder.  Until the stock certificates reflecting the
            ----------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

     5.     Restriction  on Transfer of Option and of Option Shares.  The Option
            -------------------------------------------------------
evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

     6.     Changes  in  Capitalization.
            ---------------------------

          (a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

          (b) If the Company shall be the surviving corporation in any merger, consolidation, reorganization, extraordinary dividend, spin-off, or other change in capital structure of the Company or its Common Stock, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Common Stock and the Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

          (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

     7.     Special Limitation on Exercise.  No purported exercise of the Option
            ------------------------------
shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

     8.     Legend  on  Stock  Certificates.  Certificates evidencing the Option
            -------------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

     9.     Governing  Laws.  This  Award  and the Terms and Conditions shall be
            ---------------
construed, administered and enforced according to the laws of the State of Georgia.

     10.     Successors.  This  Award  and  the  Terms  and  Conditions shall be
             ----------
binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

     11.     Notice.  Except  as  otherwise  specified  herein,  all notices and
             ------
other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     12.     Severability.  In  the event that any one or more of the provisions
             ------------
or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     13.     Entire Agreement.  Subject to the terms and conditions of the Plan,
             ----------------
the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

     14.     Violation.  Any  transfer,  pledge,  sale,  assignment,  or
             ---------
hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

     15.     Headings  and  Capitalized Terms.  Section headings used herein are
             --------------------------------
for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

     16.     Specific  Performance.  In  the  event  of any actual or threatened
             ---------------------
default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     17.     No  Right to Continued Retention.  Neither the establishment of the
             --------------------------------
Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any affiliate.

     18.     Qualified  Status of Option.  In accordance with Section 2.4 of the
             ---------------------------
Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be treated as a Nonqualified Stock Option.

     19.     Definition  of Cause. As used in this Award, "Cause" means Cause as
             --------------------
defined in any Employment Agreement between the Optionee and the Company or an Affiliate, or if none, conduct amounting to (a) fraud or dishonesty against the Company or Affiliate(s); (b) Optionee's willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors of the Company or an Affiliate or knowing violation of law in the course of performance of the duties of Optionee's service with the Company or Affiliate(s); (c) repeated absences from work without a reasonable excuse; (d) repeated intoxication with alcohol or drugs while on the Company's or Affiliate(s)' premises during regular business hours; (e) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or (f) a breach or violation of the terms of any agreement to which Optionee and the Company or Affiliate(s) are party.

                                    EXHIBIT 1
                                    ---------

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                            NBOG BANCORPORATION, INC.



                                                     Name
                                                         -----------------------
                                                     Address
                                                            --------------------

                                                     ---------------------------
                                                     Date
                                                         -----------------------


NBOG  Bancorporation,  Inc.
Post  Office  Box  1378
Gainesville,  Georgia  30503
Attn:  President


Re:   Exercise  of  Incentive  Stock  Option


Gentlemen:

     Subject to acceptance hereof by NBOG Bancorporation, Inc.(the "Company") and pursuant to the provisions of the NBOG Bancorporation, Inc. 2003 Stock Incentive Plan (the "Plan"), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Incentive Stock Option Award (the "Award") dated as of ____________. The purchase shall take place as of __________, 200__ (the "Exercise Date").

     On or before the Exercise Date, I will pay the applicable purchase price as follows:


          [_] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of NBOG Bancorporation, Inc.

          [_] by delivery of the purchase price by _________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.


                            Exhibit 1 - Page 1 of 3

     The required federal, state, and local income tax withholding obligations, if any, on the exercise of the Award shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

     The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

     I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

     The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

     I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

     I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

     The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

     The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;


                            Exhibit 1 - Page 2 of 3

     I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

     I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

     I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

     The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.

                                                     Very  truly  yours,

                                                     ---------------------------



AGREED  TO  AND  ACCEPTED:

NBOG  BANCORPORATION,  INC.


By:
   --------------------------------------

Title:
      -----------------------------------

Number  of  Shares
Exercised:
          -------------------------------

Number  of  Shares
Remaining:                                  Date:
          -------------------------------        -------------------------------


                            Exhibit 1 - Page 3 of 3

                                    EXHIBIT 2
                                    ---------

                         NOTICE OF WITHHOLDING ELECTION
                            NBOG BANCORPORATION, INC.
                            2003 STOCK INCENTIVE PLAN


TO:     NBOG Bancorporation, Inc.

FROM:
     -----------------------------------------

RE:     Withholding Election


This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1) My correct name and social security number and my current address are set forth at the end of this document.

(2)  I  am  (check  one,  whichever  is  applicable).

     [_]  the  original  recipient  of  the  Option.

     [_] the legal representative of the estate of the original recipient of the Option.

     [_]  a  legatee  of  the  original  recipient  of  the  Option.

     [_]  the  legal  guardian  of  the  original  recipient  of  the  Option.

(3) The Option to which this election relates was issued under the NBOG Bancorporation, Inc. 2003 Stock Incentive Plan (the "Plan") in the name of _________________________ for the purchase of a total of _______________
     shares of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4) In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

     [_] to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

     [_] to tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

                            Exhibit 2 - Page 1 of 2

     The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6) I understand that this Withholding Election may not be revised, amended or revoked by me.

(7) The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(8) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.


Dated:
      --------------------------------  ----------------------------------------
                                        Signature

--------------------------------------  ----------------------------------------
Social Security Number                  Name (Printed)

                                        ----------------------------------------
                                        Street Address

                                        ----------------------------------------
                                        City, State, Zip Code


                            Exhibit 2 - Page 2 of 2

                                   SCHEDULE 1
                                   ----------

                                VESTING SCHEDULE
                          INCENTIVE STOCK OPTION AWARD
                             ISSUED PURSUANT TO THE
                            NBOG BANCORPORATION, INC.
                            2003 STOCK INCENTIVE PLAN


A. The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or any Parent or Subsidiary as indicated in the schedule below.

     Percentage  of  Option  Shares           Years  of  Service
     Which  are  Vested  Shares               after  the  Grant  Date
     --------------------------               -----------------------


B. Notwithstanding Part A, in the event of a Change in Control subsequent to the third anniversary of the date the Bank opens for business, the Option will be fully vested as of a date determined by the Committee which is no less than ten (10) days prior to the effective date of the Change in Control.

C. For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as an employee of the Company or any Parent or Subsidiary.


                            Schedule 1 - Page 1 of 1